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                                                                  EXHIBIT 99(ii)

         The Financial Reports, as amended, which are being filed as an exhibit to the Form 8-K of Cincinnati Microwave, Inc., date of report April 4, 1997, are being filed without the schedules to the Monthly Cash Statement (Form 5). Set forth below is a list of the omitted Schedules to Form 5 which Cincinnati Microwave, Inc. hereby agrees to furnish supplementally to the Securities and Exchange Commission upon request: (i) Fifth-Third Bank statement regarding the Company's General Account and (ii) the Supplement to Disbursements containing a listing of the Company's wire transfers, system checks and manual checks.

                                     CINCINNATI MICROWAVE, INC.

                                     By:  /s/ E. Williams
                                        ----------------------------
                                         E. Williams
                                         Chairman of the Board (Acting),
                                         President and Chief Executive Officer